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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 16, 2003


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136


                Minnesota                                41-0823592
(State or other jurisdiction of incorporation)        (I.R.S. Employer
                                                     Identification No.)


3959 N. Lincoln Ave., Chicago, Illinois                     60613
(Address of principal executive offices)                  (Zip Code)


                                 (773) 832-3088
                         (Registrant's telephone number)



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                             CORUS BANKSHARES, INC.



ITEM 7:    Financial Statements and Exhibits

  (c)  Exhibits

       99     Quarterly Earnings Release of Corus Bankshares dated July 16,
              2003*

              *This Exhibit 99 is furnished pursuant to item 12, and is not deemed filed in accordance with Item 7.


ITEM 9:  REGULATION FD DISCLOSURE


The following information is being provided under Item 12 of this Current Report on Form 8-K. On July 16, 2003, Corus Bankshares, Inc. publicly released information regarding the Company's financial condition and results of operations for the quarter ended June 30, 2003.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               CORUS BANKSHARES, INC.
                                    (Registrant)



July 16, 2003             By:  /s/ Michael E. Dulberg
                               -----------------------
                               Michael E. Dulberg
                               First Vice President and Chief Accounting Officer

                               (Principal Accounting Officer and duly authorized
                                Officer of Registrant)